Exhibit 10.2

Executed

PREPAID CASH-SETTLED AGREEMENT

PREPAID CASH-SETTLED AGREEMENT (this “Agreement”) dated as of March 24, 2008 between Thornburg Mortgage, Inc. (the “Payor”) and MP TMA LLC and MP TMA (Cayman) LLC (collectively, the “Payout Recipient”).

1. Definitions.

1.1. As used herein, the following terms shall have the following respective meanings:

“Asset” means any asset described in Schedule 1 and all the Payor’s rights under any repurchase agreements, reverse repurchase agreements, swaps and other agreements to which the Payor is a Party that relate to any such asset

“Business Day” means any day that is not (a) a Saturday, (b) a Sunday or (c) any other day on which commercial banks are authorized or required by law to be closed in the City of New York.

“Credit Documents” means all notes, applications, guarantees, security agreements, mortgages, deeds of trust, agreements, waivers, amendments, modifications, supplements and all agreements, instruments and other documents executed and delivered in connection therewith that relate to the Principal of the Loans.

“Effective Date” means the later of (a) the date specified in Schedule 2 and (b) the date on which the conditions precedent set forth in Section 3 shall have been satisfied.

“Obligors” means, collectively, each maker, guarantor, pledgor, subordinator or other Person directly or indirectly obligated in respect of the Principal of the Loans.

“Override Agreement” dated as of March 17, 2008, among Payor and certain financial institutions).

“Payout Recipient’s Account” has the meaning given to it in Schedule 2.

“Payout Recipient’s Percentage” has the meaning given to it in Schedule 2.

“Payout Recipient’s Share” means, with respect to any payment, an amount equal to the Payout Recipient’s Percentage of the principal amount of such payment, as applicable.

“Party” means the Payout Recipient or the Payor, as applicable.

“Person” means any individual, corporation, estate, trust, business trust, joint venture, association, partnership, limited liability company, government, government agency or political subdivision or other legal entity.

“Principal of the Loans” means, collectively, as of any date of determination, the then unpaid principal amount of the Assets.

“Purchase Price” has the meaning given to it in Schedule 2.

“Trigger Event” has the meaning assigned in the term sheet dated the date hereof between Payor and Payout Recipient.

1.2. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. This Agreement includes the Schedules attached hereto and any documents attached as exhibits to the Agreement. The Schedules attached hereto may supplement, change, or supersede other provisions of this Agreement; if there is any inconsistency between the provisions of said Schedules and the other provisions of this Agreement, said Schedules will prevail. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein or any statute, law, order, rule or regulation shall be construed as referring to such agreement, instrument, other document, statute, law, order, rule or regulation as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement. Section, Schedule and other headings and captions are included solely for convenience of reference and are not intended to affect the interpretation of any provisions of this Agreement. This Agreement shall be deemed to have been jointly drafted and no provision of it shall be interpreted or construed for or against any Party because such Party purportedly prepared or requested such provision, any other provision or this Agreement as a whole.

2. Payment by Payout Recipient. Subject to the terms and conditions set forth in this Agreement, the Payout Recipient shall pay the Purchase Price to Payor on the Effective Date.

3. Conditions Precedent.

3.1. The Payout Recipient’s obligations to pay the Purchase Price to the Payor on the Effective Date shall be subject to the conditions that (a) the Payor’s representations and warranties in this Agreement shall have been true and correct on the date hereof and the Effective Date, (b) the Payor shall have complied in all material respects with all covenants required by this Agreement to be complied with by it on or before the Effective Date and (c) the Payout Recipient shall have received this Agreement duly executed on behalf of the Payor.

3.2. The Payor’s obligations hereunder shall be subject to the conditions that (a) the Payout Recipient’s representations and warranties in this Agreement shall have been true and correct on the date hereof and the Effective Date, (b) the Payout Recipient shall have complied in all material respects with all covenants required by this Agreement to be complied with by it on or before the Effective Date, (c) the Payor shall have received this Agreement duly executed on behalf of the Payout Recipient and (d) the Payor shall have received payment of the Purchase Price from the Payout Recipient.

4. Payments to Payout Recipient. On the last Business Day of each calendar month, commencing April 2009, until ended in accordance with Section 8 hereof, after deducting amounts required to be paid in respect of repurchase agreements or similar financings to which the Assets are subject on the date hereof, the Payor shall remit to the Payout Recipient the Payout Recipient’s Share of all payments or other monetary recoveries received during such month on account of the Principal of the Loans included in the Assets (such payment is hereinafter referred to collectively as the “Payout”).

5. Representations and Warranties. Each Party represents and warrants to the other Party (as of the date hereof and as of the Effective Date) that:

(a) such Party (i) is duly organized and validly existing under the laws of its jurisdiction of organization or incorporation, (ii) is in good standing under such laws and (iii) has full power and authority to execute, deliver and perform its obligations under this Agreement;

(b) such Party’s execution, delivery, and performance of this Agreement have not resulted, and will not result, in a breach of any provision of (i) such Party’s organizational documents, (ii) any statute, law, writ, order, rule or regulation of any governmental authority applicable to such Party, (iii) any judgment, injunction, decree or determination applicable to such Party or (iv) any contract, indenture, mortgage, loan agreement, note, lease or other instrument by which such Party may be bound or to which any of the assets of such Party are subject; and

(c) (i) this Agreement (A) has been duly and validly authorized, executed, and delivered by such Party and (B) constitutes the legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, or other similar laws of general applicability affecting the enforcement of creditors’ rights generally and by the court’s discretion in relation to equitable remedies; and (ii) no notice to, registration with, consent or approval of, or any other action by, any relevant governmental authority or other Person is or will be required for such Party to execute, deliver, and perform its obligations under this Agreement.

6. Reliance; Discretion. (a) The Payout Recipient represents to and agrees with the Payor that the Payout Recipient is a sophisticated investor and has made, independently and without reliance on the Payor, its own analysis of the Assets and the Payor, and it has received such additional documents and information (including any syndicate confidential information) as it has deemed necessary for such purpose, and it shall continue to make its own decisions with respect to this transaction without such reliance.

(b) The Payout Recipient agrees that the Payor may, in its sole discretion, exercise or refrain from exercising any right, or take or refrain from taking any action, which the Payor may be entitled to take or assert under any of the Credit Documents and, without limiting the generality of the foregoing, the Payor may take legal action to enforce the Payor’s interests with respect to any Asset or any of the Credit Documents.

(c) In managing the Assets, the Payor shall exercise the same care as it has historically exercised with respect to its assets generally. The Payor shall allocate payments received with respect to the Assets, as between Principal of the Loans and other amounts owing on the Assets, in accordance with the Credit Documents and applicable law and otherwise in good faith and consistent with past practice.

7. Cost Allocation. (a) The Payout Recipient’s Percentage of any costs, expenses, and disbursements, including legal fees, which may be incurred or made by the Payor in connection with any action which may be taken by the Payor to collect the Principal of the Loans or for the preservation or enforcement of any rights conferred by any of the Credit Documents, for which the Payor is not reimbursed by or on behalf of the Borrower, shall be deducted from distributions made to Payout Recipient.

(b) In the event that, after the Payor has made any payment to the Payout Recipient hereunder, any such payment or application is rescinded or must otherwise be returned or paid over by the Payor for any reason, the Payout Recipient’s Percentage of the amount to be returned shall be deducted from subsequent distributions to be made to the Payout Recipient.

8. Termination; Terminal Payment. (a) On the occurrence of a Trigger Event; provided that the Payor shall have issued Payout Recipient warrants as required by the term sheet dated the date hereof between Payor and Payout Recipient, the Payout shall expire and all obligations of either Party to the other, whether or not accrued, shall be canceled and of no force or effect without any liability of either to the other.

(b) On the seventh anniversary of the Effective Date, the Payout shall expire. Within five Business Days of such expiration, the Payor shall pay to the Payout Recipient the fair market value, as of such anniversary date, of the Payout Recipient’s Percentage of the remaining unpaid Principal of the Loans after deducting amounts required to be paid in respect of repurchase agreements or similar financings to which the Assets are subject on the date hereof. If the parties are unable to agree on the fair market value thereof by that payment date, they shall each obtain a bid quotation for the Principal of the Loans as of such anniversary date from a generally recognized source for bids for assets of the same type as the Assets. If such bids are within 10% of each other, the fair market value shall be the average of such bids. Otherwise, the parties shall jointly select a nationally recognized certified public accountant or valuation firm to deliver its opinion concerning the fair market value of the Principal of the Loans, which opinion shall be binding upon them, absent manifest error. During the period in which the fair market value is being determined, Payor shall deposit and maintain in escrow with a nationally recognized bank or trust company the Payout Recipient’s estimate of the payment due under this Section.

9. Payments. All payments by the Payor to the Payout Recipient hereunder shall be made to the Payout Recipient’s Account in like funds and currency as received by the Payor, without set-off, counterclaim or deduction of any kind. If the applicable payment is received by the Payor not later than 12:00 noon (New York City time) on any day, the corresponding payment shall be made to the Payout Recipient not later than 5:00 p.m. (New York City time) on such day, and otherwise not later than 5:00 p.m. (New York City time) on the immediately succeeding Business Day.

10 Nature of Interest. The Payout Recipient shall not, by reason of this Agreement and the transactions contemplated hereby, be deemed to have an interest in any property taken as security for the Principal of the Loans or any other extension of credit by the Payor, or in any property now or hereafter in the Payor’s possession or control, or in any deposit held or other indebtedness owing by it which may be or become security for the Principal of the Loans, or by reason of the general description contained in any general loan or collateral agreement, or by reason of any right of setoff, counterclaim, banker’s lien or otherwise.

11. No Transfer of Assets Below Par. Without the prior written consent of the Payout Recipient, Payor may not assign, sell, convey, transfer or otherwise dispose of the Assets other than for cash at least equal to, and paid on account of, the unpaid principal balance of the Assets so sold, or grant any other participation in the Assets; provided that (x) Payor may continue to finance the Assets in the ordinary course of business consistent with past practice and the Override Agreement and the Financing Agreements referenced therein and (y) the transactions contemplated by the term sheet between Payor and Payout Recipient dated the date hereof (“Term Sheet”) shall be consummated.

12. Reports. Payor shall provide Payout Recipients reports in form and substance satisfactory to Payout Recipient at intervals to be agreed but no less than monthly.

13. Miscellaneous.

(a) Entire Agreement; Amendments; Exercise of Rights. This Agreement constitutes the entire agreement of the Parties with respect to the respective subject matters hereof and supersedes all previous and contemporaneous negotiations, promises, covenants, agreements, understandings and representations on such subjects, all of which have become merged and finally integrated into this Agreement. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Parties and no waiver of any provision of this Agreement, nor consent to any departure by either Party from it, shall be effective unless it is in writing and signed by the affected Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of a Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver hereof by such Party, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of each Party provided herein (a) are cumulative and are in addition to, and are not exclusive of, any rights or remedies provided by law (except as otherwise expressly set forth in this Agreement) and (b) are not conditional or contingent on any attempt by such Party to exercise any of its rights under any other related document against the other Party or any other Person.

(b) Survival; Successors and Assigns. All representations, warranties, covenants, indemnities and other provisions made by the Parties shall be considered to have been relied upon by the Parties, shall be true and correct as of the date hereof and the Effective Date, and shall survive the execution, delivery, and performance of this Agreement. This Agreement, including the representations, warranties, covenants and indemnities contained in this Agreement, shall inure to the benefit of, be binding upon and be enforceable by and against the Parties and their respective successors and permitted assigns. The Payout may be sold, pledged, assigned, sub-participated, or otherwise transferred without the Payor’s consent.

(c) Further Assurances. Each Party agrees (i) to execute and deliver, or to cause to be executed and delivered, all such instruments and (ii) to take all such actions as the other Party may reasonably request to effectuate the intent and purposes, and to carry out the terms, of this Agreement, including the procurement of any third-party consents. The Parties recognize that this Agreement was prepared and negotiated under exigent circumstances; concurrently with the preparation of definitive documentation to cover the other transactions in the Term Sheet, they will consider reasonably and in good faith any modifications that may be requested to this Agreement to address oversights, mistakes or unforeseen consequences that may have occurred in the course of such exigency.

(d) Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

(e) Relationship Between the Payor and the Payout Recipient. The relationship between the Payor and the Payout Recipient shall be that of payor and payee. Neither Party is a trustee or agent for the other Party, nor does either Party have fiduciary obligations to the other Party. This Agreement shall not be construed to create a partnership or joint venture between the Parties.

(f) Severability. The illegality, invalidity, or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

(g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

(h) Waiver of Trial by Jury. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS CLAUSE (J).

(i) Jurisdiction. Each Party irrevocably and unconditionally submits to and accepts the nonexclusive jurisdiction of any New York State or United States Federal court sitting in New York County for any action, suit, or proceeding arising out of or based upon this Agreement or any matter relating to it, and waives any objection that it may have to the laying of venue in any such court or that such court is an inconvenient forum or does not have personal jurisdiction over it. The Parties irrevocably agree that, should either Party institute any legal action or proceeding in any jurisdiction (whether for an injunction, specific performance, damages or otherwise) in relation to this Agreement, no immunity (to the extent that it may at any time exist, whether on the grounds of sovereignty or otherwise) from such action or proceeding shall be claimed by it or on its behalf, any such immunity being hereby irrevocably waived, and each Party irrevocably agrees that it and its assets are, and shall be, subject to such legal action or proceeding in respect of its obligations under this Agreement.

(j) Expenses. Except to the extent expressly provided in Section 16(b), each Party agrees to bear its own expenses in connection with this Agreement.

(k) Interest. If either Party fails to pay any amount (including interest, to the fullest extent permitted by applicable law) payable by it hereunder when due, then interest shall accrue and be payable immediately upon demand on such unpaid amount at a per annum rate equal to 17.5% from and including the date on which such amount became due to but excluding the date the same is paid in full.

(l) Notices. All communications between the Parties or notices or other information sent under this Agreement shall be in writing, hand delivered or sent by overnight courier or telecopier, addressed to the relevant Party at its address or facsimile number specified in Schedule 1 or at such other address or facsimile number as such Party may request in writing. All such communications and notices shall be effective upon receipt.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the date first above stated.

PAYOR
THORNBURG MORTGAGE, INC.

By:	/s/ Larry A. Goldstone
Name:	Larry A. Goldstone
Title:	President & Chief Executive Officer

PAYOUT RECIPIENT
MP TMA LLC

By:	/s/ Robert H. Weiss
Name:	Robert H. Weiss
Title:	Authorized Person(s)

MP TMA (Cayman) LLC

By:	/s/ Robert H. Weiss
Name:	Robert H. Weiss
Title:	Authorized Person(s)